Exhibit 99.2

SECOND QUARTER 2012

Supplemental Operating and Financial Data

Camden Belmont - Dallas, TX
Year Built -2010/2012
477 Apartment Homes
Acquired June 28, 2012

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

CAMDEN	TABLE OF CONTENTS

Page
Press Release Text	3
Financial Highlights	6
Operating Results	7
Funds from Operations	8
Balance Sheets	9
Portfolio Statistics	10
Components of Property Net Operating Income	11
"Same Property" Second Quarter Comparisons	12
"Same Property" Sequential Quarter Comparisons	13
"Same Property" Year to Date Comparisons	14
"Same Property" Operating Expense Detail & Comparisons	15
Joint Venture Operations	16
Current Development Communities	17
Development Pipeline & Land	18
Acquisitions and Dispositions	19
Debt Analysis	20
Debt Maturity Analysis	21
Debt Covenant Analysis	22
Unconsolidated Real Estate Investments Debt Analysis	23
Unconsolidated Real Estate Investments Debt Maturity Analysis	24
Capitalized Expenditures & Maintenance Expense	25
Non-GAAP Financial Measures - Definitions & Reconciliations	26
Other Data	28
Community Table	29

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
SECOND QUARTER 2012 OPERATING RESULTS

Houston, TEXAS (August 2, 2012) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and six months ended June 30, 2012.

Funds From Operations (“FFO”)
FFO for the second quarter of 2012 totaled $0.89 per diluted share or $76.7 million, as compared to $0.40 per diluted share or $30.4 million for the same period in 2011.  FFO for the three months ended June 30, 2011 included: a $0.40 per diluted share impact related to a $29.8 million loss on the discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; and a $4.7 million or $0.06 per diluted share gain on sale of undeveloped land.

FFO for the six months ended June 30, 2012 totaled $1.72 per diluted share or $145.3 million, as compared to $1.12 per diluted share or $84.5 million for the same period in 2011.  FFO for the six months ended June 30, 2012 included a $2.1 million or $0.02 per diluted share charge related to the redemption of perpetual preferred operating partnership units.  FFO for the six months ended June 30, 2011 included:  a $0.40 per diluted share impact related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; a $4.7 million or $0.06 per diluted share gain on sale of undeveloped land; a net $3.3 million or $0.04 per diluted share impact related to the sale of an available-for-sale investment; and a $2.1 million or $0.03 per diluted share impact for General & Administrative (“G&A”) costs related to a one-time bonus awarded to all non-executive employees.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported EPS of $21.8 million or $0.26 per diluted share for the second quarter of 2012, as compared to a net loss of $16.6 million or $0.23 per diluted share for the same period in 2011.  EPS for the three months ended June 30, 2011 included: a $0.42 per diluted share impact related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; and a $4.7 million or $0.07 per diluted share gain on sale of undeveloped land.

For the six months ended June 30, 2012, the Company reported EPS of $110.5 million or $1.32 per diluted share, as compared to a net loss of $9.3 million or $0.13 per diluted share for the same period in 2011.  EPS for the six months ended June 30, 2012 included: a $40.2 million or $0.48 per diluted share impact related to the gain on acquisition of the controlling interest in twelve joint ventures; a $32.5 million or $0.39 per diluted share impact related to the gain on sale of discontinued operations; and, a $2.1 million or $0.02 per diluted share charge related to the redemption of perpetual preferred operating partnership units. EPS for the six months ended June 30, 2011 included: a $0.42 per diluted share impact related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; a $4.7 million or $0.07 per diluted share gain on sale of undeveloped land; a net $3.3 million or $0.05 per diluted share impact related to gain on sale of an available-for-sale investment; a $2.1 million or $0.03 per diluted share impact for G&A costs related to a one-time bonus awarded to all non-executive employees; and a $1.1 million or $0.02 per diluted share impact from gain on sale of three joint venture interests.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 47,724 apartment homes included in consolidated same property results, second quarter 2012 same property NOI increased 8.6% compared to the second quarter of 2011, with revenues increasing 6.1% and expenses increasing 2.1%.  On a sequential basis, second quarter 2012 same property NOI increased 2.4% compared to the first quarter of 2012, with revenues increasing 2.2% and expenses increasing 1.9% compared to the prior quarter.  On a year-to-date basis, 2012 same property NOI increased 9.1%, with revenues increasing 6.4% and expenses increasing 2.3% compared to the same period in 2011. Same property physical occupancy levels for the portfolio averaged 95.3% during the second quarter of 2012, compared to 94.9% in both the second quarter of 2011 and first quarter of 2012.

The Company defines same property communities as communities owned and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
Camden acquired one multifamily community with 477 apartment homes located in Dallas, TX during the quarter for approximately $76.0 million.  Subsequent to quarter-end, the Company acquired a multifamily community with 223 apartment homes located in Atlanta, GA for approximately $25.3 million.

During the quarter the Company also acquired 4.7 acres of land located in Dallas, TX for future development of a multifamily community.

Development Activity
Construction was completed during the quarter at Camden Montague, a 192 apartment home project with a current cost of $20 million in Tampa, FL, which began leasing in February 2012 and is currently 99% leased.  Lease-ups continued during the quarter at three completed communities: Camden LaVina, a $56 million project with 420 apartment homes in Orlando, FL, which is currently 88% leased; Camden Summerfield II, a 187 apartment home project with a current cost of $25 million  in Landover, MD, which is currently 98% leased; and Camden Royal Oaks II, a $13 million project with 104 apartment homes in Houston, TX, which is currently 39% leased.  Lease-up activity is also underway at two communities which are currently under construction:  Camden Westchase Park, a $52 million project with 348 apartment homes in Tampa, FL which is currently 59% leased; and Camden Town Square, a $66 million project with 438 apartment homes in Orlando, FL which began leasing during the quarter and is currently 41% leased.

Construction began during the quarter at Camden Lamar Heights in Austin, TX, a $47 million project with 314 apartment homes, and continued at two additional wholly-owned development communities: Camden City Centre II in Houston, TX, a $36 million project with 268 apartment homes, and Camden NOMA in Washington, DC, a $110 million project with 320 apartment homes.  Construction also continued during the quarter on two joint venture communities: Camden Amber Oaks II in Austin, TX, a $25 million project with 244 apartment homes, which is currently 59% leased, and Camden South Capitol in Washington, DC, an $88 million project with 276 apartment homes.

Equity Issuance
During the second quarter, Camden issued 2,572,609 common shares through its at-the-market (“ATM”) share offering programs at an average price of $66.55 per share, for total net consideration of approximately $168.5 million.  Subsequent to quarter-end, the Company issued an additional 938,380 common shares through its ATM program at an average price of $69.34 per share, for total net consideration of approximately $64.1 million.  Year-to-date through July 2012, Camden has issued 4,215,234 common shares through its ATM programs at an average price of $66.73 per share, for total net consideration of approximately $276.9 million.

Earnings Guidance
Camden updated its earnings guidance for 2012 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2012 FFO is expected to be $3.50 to $3.58 per diluted share, and full-year 2012 EPS is expected to be $1.94 to $2.02 per diluted share.  Third quarter 2012 earnings guidance is $0.88 to $0.92 per diluted share for FFO and $0.30 to $0.34 per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2012 earnings guidance is based on projections of same property revenue growth between 5.5% and 6.5%, expense growth between 2.5% and 3.0%, and NOI growth between 7.5% and 8.5%.  Additional information on the Company’s 2012 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, August 3, 2012 at 11:00 a.m. Central Time to review its second quarter 2012 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 7289205, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 200 properties containing 67,917 apartment homes across the United States.  Upon completion of seven properties under development, the Company's portfolio will increase to 70,125 apartment homes in 207 properties.  Camden was recently named by FORTUNE® Magazine for the fifth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #7.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN				FINANCIAL HIGHLIGHTS
	(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended June 30,				Six Months Ended June 30,
	2012		2011		2012		2011
Total property revenues (a)	$186,045		$161,402		$364,696		$319,004

EBITDA (b)	103,106		87,230		201,235		174,727

Net income (loss) attributable to common shareholders	21,763		(16,597)		110,521		(9,311)
Per share - basic	0.26		(0.23)		1.34		(0.13)
Per share - diluted	0.26		(0.23)		1.32		(0.13)

Income (loss) from continuing operations attributable to common shareholders	21,763		(17,481)		78,297		(10,978)
Per share - basic	0.26		(0.24)		0.95		(0.15)
Per share - diluted	0.26		(0.24)		0.94		(0.15)

Funds from operations	76,707		30,351		145,296		84,464
Per share - diluted	0.89		0.40		1.72		1.12

Dividends per share	0.56		0.49		1.12		0.98
Dividend payout ratio (b)	62.9%		62.0%		65.1%		64.5%

Interest expensed (including discontinued operations)	26,247		28,381		52,930		58,118
Interest capitalized	3,243		1,826		6,291		3,641
Total interest incurred	29,490		30,207		59,221		61,759

Principal amortization	1,208		1,297		2,411		2,692
Preferred distributions	-		1,750		776		3,500

Net Debt to Annualized EBITDA (c)	5.7	x	6.8	x	5.8	x	6.8	x
Interest expense coverage ratio	3.9	x	3.1	x	3.8	x	3.0	x
Total interest coverage ratio	3.5	x	2.9	x	3.4	x	2.8	x
Fixed charge expense coverage ratio	3.8	x	2.8	x	3.6	x	2.7	x
Total fixed charge coverage ratio	3.4	x	2.6	x	3.2	x	2.6	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.5	x	2.9	x	3.5	x	2.9	x

Same property NOI increase (d)	8.6%		6.9%		9.1%		6.5%
(# of apartment homes included)	47,724		47,600		47,724		47,600

Gross turnover of apartment homes (annualized)	67%		66%		61%		57%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	59%		57%		53%		49%

					As of June 30,
					2012		2011
Total assets					$5,112,574		$4,559,059
Total debt					$2,396,412		$2,434,067
Common and common equivalent shares, outstanding end of period (e)					87,549		75,974
Share price, end of period					$67.67		$63.62
Preferred units, end of period					-		$97,925
Book equity value, end of period (f)					$2,464,908		$1,856,313
Market equity value, end of period (f)					$5,924,441		$4,933,466

(a) Excludes discontinued operations.

(b) Excludes $29.8 million or $0.39 and $0.40 per diluted share for the three and six months ended June 30, 2011, respectively, related to a loss on the discontinuation of a hedging relationship.

(c) Net Debt is Notes Payable as reported at period end less Cash and Cash Equivalents as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.

(d) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.

(e) Includes at June 30, 2012: 85,328 common shares (including 635 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,221).

(f) Includes: common shares, preferred and common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
OPERATING DATA	2012	2011	2012	2011
Property revenues
Rental revenues	$159,318	$138,167	$313,037	$274,002
Other property revenues	26,727	23,235	51,659	45,002
Total property revenues	186,045	161,402	364,696	319,004

Property expenses
Property operating and maintenance	51,119	46,232	100,338	91,038
Real estate taxes	19,338	17,558	37,709	34,902
Total property expenses	70,457	63,790	138,047	125,940

Non-property income
Fee and asset management	3,608	2,471	6,531	4,309
Interest and other income (loss)	(65)	86	(753)	4,857
Income (loss) on deferred compensation plans	(2,185)	1,375	5,601	7,329
Total non-property income	1,358	3,932	11,379	16,495

Other expenses
Property management	4,851	5,109	10,135	10,428
Fee and asset management	1,444	1,670	3,187	2,890
General and administrative	9,730	8,032	18,409	17,820
Interest	26,247	28,381	52,930	58,118
Depreciation and amortization	53,310	44,754	103,428	90,605
Amortization of deferred financing costs	900	1,890	1,812	3,417
Expense (benefit) on deferred compensation plans	(2,185)	1,375	5,601	7,329
Total other expenses	94,297	91,211	195,502	190,607

Gain on acquisition of controlling interests in joint ventures	-	-	40,191	-
Gain on sale of properties, including land	-	4,748	-	4,748
Gain on sale of unconsolidated joint venture interests	-	-	-	1,136
Loss on discontinuation of hedging relationship	-	(29,791)	-	(29,791)
Equity in income of joint ventures	632	16	998	390
Income (loss) from continuing operations before income taxes	23,281	(14,694)	83,715	(4,565)
Income tax expense - current	(434)	(256)	(658)	(1,576)
Income (loss) from continuing operations	22,847	(14,950)	83,057	(6,141)
Income from discontinued operations	-	895	353	1,687
Gain on sale of discontinued operations, net of tax	-	-	32,541	-
Net income (loss)	22,847	(14,055)	115,951	(4,454)
Less income allocated to noncontrolling interests from continuing operations	(1,084)	(781)	(1,909)	(1,337)
Less income, including gain on sale, allocated to noncontrolling interests from discontinued operations	-	(11)	(670)	(20)
Less income allocated to perpetual preferred units	-	(1,750)	(776)	(3,500)
Less write off of original issuance costs of redeemed perpetual preferred units	-	-	(2,075)	-
Net income (loss) attributable to common shareholders	$21,763	$(16,597)	$110,521	$(9,311)

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income (loss)	$22,847	$(14,055)	$115,951	$(4,454)
Other comprehensive income
Unrealized loss on cash flow hedging activities	-	(2,189)	-	(2,692)
Reclassification of net losses on cash flow hedging activities	-	33,786	-	39,552
Reclassification of gain on available-for-sale investment to earnings, net of tax	-	-	-	(3,309)
Reclassification of prior service cost on post retirement obligations	8	-	16	-
Comprehensive income	22,855	17,542	115,967	29,097
Less income allocated to noncontrolling interests from continuing operations	(1,084)	(781)	(1,909)	(1,337)
Less income, including gain on sale, allocated to noncontrolling interests from discontinued operations	-	(11)	(670)	(20)
Less income allocated to perpetual preferred units	-	(1,750)	(776)	(3,500)
Less write off of original issuance costs of redeemed perpetual preferred units	-	-	(2,075)	-
Comprehensive income attributable to common shareholders	$21,771	$15,000	$110,537	$24,240

PER SHARE DATA
Net income (loss) attributable to common shareholders - basic	$0.26	$(0.23)	$1.34	$(0.13)
Net income (loss) attributable to common shareholders - diluted	0.26	(0.23)	1.32	(0.13)
Income (loss) from continuing operations attributable to common shareholders - basic	0.26	(0.24)	0.95	(0.15)
Income (loss) from continuing operations attributable to common shareholders - diluted	0.26	(0.24)	0.94	(0.15)

Weighted average number of common and
common equivalent shares outstanding:
Basic	83,223	72,343	81,554	72,126
Diluted	83,846	72,343	84,461	72,126

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
FUNDS FROM OPERATIONS	2012	2011	2012	2011

Net income (loss) attributable to common shareholders (a)	$21,763	$(16,597)	$110,521	$(9,311)
Real estate depreciation from continuing operations	52,197	43,505	101,206	88,108
Real estate depreciation and amortization from discontinued operations	-	977	186	1,948
Adjustments for unconsolidated joint ventures	2,038	1,813	4,313	3,819
Income allocated to noncontrolling interests	709	653	1,802	1,036
(Gain) on acquisition of controlling interests in joint ventures	-	-	(40,191)	-
(Gain) on sale of discontinued operations, net of tax	-	-	(32,541)	-
(Gain) on sale of unconsolidated joint venture interests	-	-	-	(1,136)
Funds from operations - diluted	$76,707	$30,351	$145,296	$84,464

PER SHARE DATA
Funds from operations - diluted	$0.89	$0.40	$1.72	$1.12
Cash distributions	0.56	0.49	1.12	0.98

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	86,067	75,523	84,461	75,273

PROPERTY DATA
Total operating properties (end of period) (b)	199	196	199	196
Total operating apartment homes in operating properties (end of period) (b)	67,694	67,212	67,694	67,212
Total operating apartment homes (weighted average)	53,720	50,883	53,338	50,849
Total operating apartment homes - excluding discontinued operations (weighted average)	53,720	49,062	53,048	49,061

(a) Includes a $29.8 million charge related to a loss on the discontinuation of a hedging relationship for the three and six months ended June 30, 2011.
(b) Includes joint ventures.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2012	2012	2011	2011	2011
ASSETS
Real estate assets, at cost
Land	$893,910	$868,964	$768,016	$766,302	$760,397
Buildings and improvements	5,203,675	5,068,560	4,751,654	4,758,397	4,711,552
	6,097,585	5,937,524	5,519,670	5,524,699	5,471,949
Accumulated depreciation	(1,505,862)	(1,458,451)	(1,432,799)	(1,421,867)	(1,378,630)
Net operating real estate assets	4,591,723	4,479,073	4,086,871	4,102,832	4,093,319
Properties under development, including land	297,712	301,282	299,870	274,201	237,549
Investments in joint ventures	47,776	49,436	44,844	37,033	39,398
Properties held for sale	-	-	11,131	-	-
Total real estate assets	4,937,211	4,829,791	4,442,716	4,414,066	4,370,266
Accounts receivable - affiliates	29,940	29,742	31,035	31,395	30,401
Other assets, net (a)	88,002	89,706	88,089	87,657	90,346
Cash and cash equivalents	52,126	49,702	55,159	56,099	63,148
Restricted cash	5,295	5,074	5,076	5,357	4,898
Total assets	$5,112,574	$5,004,015	$4,622,075	$4,594,574	$4,559,059

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,381,152	$1,380,952	$1,380,755	$1,380,560	$1,380,368
Secured	1,015,260	1,050,154	1,051,357	1,052,544	1,053,699
Accounts payable and accrued expenses	87,041	105,370	93,747	97,613	78,460
Accrued real estate taxes	31,607	17,991	21,883	37,721	27,424
Distributions payable	49,135	47,594	39,364	39,319	38,966
Other liabilities (b)	83,471	90,423	109,276	111,043	123,829
Total liabilities	2,647,666	2,692,484	2,696,382	2,718,800	2,702,746

Commitments and contingencies

Perpetual preferred units	-	-	97,925	97,925	97,925

Equity
Common shares of beneficial interest	945	919	845	839	834
Additional paid-in capital	3,501,354	3,327,961	2,901,024	2,861,139	2,823,690
Distributions in excess of net income attributable to common shareholders	(674,221)	(648,074)	(690,466)	(700,897)	(676,367)
Treasury shares, at cost	(430,958)	(437,215)	(452,003)	(452,244)	(459,134)
Accumulated other comprehensive income (loss) (c)	(667)	(675)	(683)	201	93
Total common equity	2,396,453	2,242,916	1,758,717	1,709,038	1,689,116
Noncontrolling interests	68,455	68,615	69,051	68,811	69,272
Total equity	2,464,908	2,311,531	1,827,768	1,777,849	1,758,388
Total liabilities and equity	$5,112,574	$5,004,015	$4,622,075	$4,594,574	$4,559,059

(a) Includes:
net deferred charges of:	$14,432	$15,267	$16,102	$16,868	$14,484

(b) Includes:
deferred revenues of:	$2,012	$2,337	$2,140	$2,213	$2,181
distributions in excess of investments in joint ventures of:	$16,499	$16,298	$30,596	$31,799	$31,040
fair value adjustment of derivative instruments:	$5,918	$11,574	$16,486	$22,192	$27,977

(c) Represents the fair value adjustment of derivative instruments and amortization of prior service costs on post retirement obligations.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2012 (in apartment homes)

	"Same Property"	Non-"Same Property"	Fully Consolidated	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (a)	5,313	291	5,604	-	5,604	187	5,791	596	6,387
Houston, TX	4,294	1,452	5,746	3,152	8,898	104	9,002	268	9,270
Tampa, FL	5,503	-	5,503	450	5,953	192	6,145	348	6,493
Las Vegas, NV	3,969	949	4,918	3,098	8,016	-	8,016	-	8,016
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Dallas, TX	4,273	933	5,206	1,250	6,456	-	6,456	-	6,456
Los Angeles/Orange County, CA	2,060	421	2,481	-	2,481	-	2,481	-	2,481
Charlotte, NC	3,574	-	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,344	-	3,344	-	3,344	420	3,764	438	4,202
Atlanta, GA	3,202	-	3,202	344	3,546	-	3,546	-	3,546
Raleigh, NC	2,704	-	2,704	350	3,054	-	3,054	-	3,054
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
San Diego/Inland Empire, CA	1,196	-	1,196	-	1,196	-	1,196	-	1,196
Austin, TX (b)	1,853	-	1,853	1,369	3,222	-	3,222	558	3,780
Phoenix, AZ	1,084	992	2,076	-	2,076	-	2,076	-	2,076
Other	984	855	1,839	2,841	4,680	-	4,680	-	4,680

Total Portfolio	47,724	5,893	53,617	13,174	66,791	903	67,694	2,208	69,902

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia. 276 units under construction in D.C. Metro are held through a joint venture investment.
(b) 244 units under construction in Austin, TX are held through a joint venture investment.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property"	Operating	Incl. JVs at		Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	Communities	Communities (c)	Pro Rata % (d)		2012	2012	2011	2011	2011
D.C. Metro	18.4%	18.0%	17.2%		95.5%	94.5%	94.2%	96.3%	96.0%
Houston, TX	9.2%	10.4%	11.5%		96.5%	96.0%	95.2%	95.4%	94.2%
Tampa, FL	8.4%	7.8%	7.6%		94.4%	94.9%	94.8%	94.8%	94.5%
Las Vegas, NV	6.1%	7.0%	7.3%		93.0%	92.0%	92.0%	92.0%	92.5%
SE Florida	7.5%	6.9%	6.6%		94.9%	95.5%	94.9%	94.1%	95.2%
Dallas, TX	6.5%	6.6%	6.8%		95.6%	95.1%	94.6%	95.3%	95.6%
Los Angeles/Orange County, CA	7.1%	7.3%	7.0%		95.6%	95.4%	95.1%	95.7%	94.8%
Charlotte, NC	6.5%	6.0%	5.8%		95.9%	95.8%	95.3%	95.9%	96.3%
Orlando, FL	5.7%	5.7%	5.4%		95.5%	95.3%	94.9%	95.3%	94.7%
Atlanta, GA	5.4%	4.9%	4.8%		94.9%	94.4%	93.8%	94.9%	94.5%
Raleigh, NC	4.8%	4.4%	4.3%		95.3%	94.8%	94.4%	94.9%	95.0%
Denver, CO	4.0%	3.6%	3.8%		95.2%	94.1%	93.7%	94.6%	94.4%
San Diego/Inland Empire, CA	3.4%	3.1%	2.9%		94.2%	92.9%	92.0%	94.7%	92.9%
Austin, TX	2.9%	2.6%	2.9%		95.3%	95.5%	95.5%	96.1%	94.4%
Phoenix, AZ	2.1%	3.0%	2.9%		92.3%	93.7%	93.2%	93.2%	91.1%
Other	2.0%	2.7%	3.2%		95.4%	94.3%	94.0%	95.0%	95.6%

Total Portfolio	100.0%	100.0%	100.0%		95.1%	94.7%	94.3%	94.8%	94.5%

(c) Operating communities include fully-consolidated communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(e) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development.

CAMDEN	COMPONENTS OF
PROPERTY NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2012	2011	Change	2012	2011	Change
"Same Property" Communities (a)	47,724	$165,802	$156,322	$9,480	$327,973	$308,188	$19,785
Non-"Same Property" Communities (b)	5,893	15,931	3,843	12,088	29,463	8,349	21,114
Development and Lease-Up Communities (c)	2,591	2,576	-	2,576	3,779	-	3,779
Other (d)	-	1,736	1,237	499	3,481	2,467	1,014
Total Property Revenues	56,208	$186,045	$161,402	$24,643	$364,696	$319,004	$45,692

Property Expenses
"Same Property" Communities (a)	47,724	$62,239	$60,962	$1,277	$123,305	$120,572	$2,733
Non-"Same Property" Communities (b)	5,893	6,440	1,648	4,792	11,523	3,078	8,445
Development and Lease-Up Communities (c)	2,591	1,040	-	1,040	1,563	-	1,563
Other (d)	-	738	1,180	(442)	1,656	2,290	(634)
Total Property Expenses	56,208	$70,457	$63,790	$6,667	$138,047	$125,940	$12,107

Property Net Operating Income
"Same Property" Communities (a)	47,724	$103,563	$95,360	$8,203	$204,668	$187,616	$17,052
Non-"Same Property" Communities (b)	5,893	9,491	2,195	7,296	17,940	5,271	12,669
Development and Lease-Up Communities (c)	2,591	1,536	-	1,536	2,216	-	2,216
Other (d)	-	998	57	941	1,825	177	1,648
Total Property Net Operating Income	56,208	$115,588	$97,612	$17,976	$226,649	$193,064	$33,585

Income from Discontinued Operations (e)		Three Months Ended June 30,			Six Months Ended June 30,
		2012	2011		2012	2011
Property Revenues		$-	$3,704		$1,209	$7,249
Property Expenses		-	1,832		670	3,614
Property Net Operating Income		-	1,872		539	3,635
Depreciation and Amortization		-	(977)		(186)	(1,948)
Gain on Sale of Discontinued Operations, net of tax		-	-		32,541	-
Income, including gain on sale, allocated to noncontrolling interests		-	(11)		(670)	(20)
Income attributable to common shareholders		$-	$884		$32,224	$1,667

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.
(b)
Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2011, or communities which underwent major redevelopment after January 1, 2011, excluding properties held for sale.

(c)
Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2011, excluding properties held for sale and communities under major redevelopment.

(d)
"Other" includes results from non-multifamily rental properties, above/below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

(e)	Represents operating results for communities disposed of during 2011 and 2012, of which Camden has no continuing involvement.

"SAME PROPERTY"
CAMDEN	SECOND QUARTER COMPARISONS
June 30, 2012
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	2Q12	2Q11	Growth	2Q12	2Q11	Growth	2Q12	2Q11	Growth

D.C. Metro	$27,342	$26,484	3.2%	$8,259	$8,169	1.1%	$19,083	$18,315	4.2%
Houston, TX	15,979	14,393	11.0%	6,447	6,033	6.9%	9,532	8,360	14.0%
Tampa, FL	15,286	14,573	4.9%	6,613	6,365	3.9%	8,673	8,208	5.7%
Las Vegas, NV	10,000	9,869	1.3%	3,716	3,782	(1.7%)	6,284	6,087	3.2%
SE Florida	12,258	11,638	5.3%	4,451	4,296	3.6%	7,807	7,342	6.3%
Dallas, TX	11,977	11,036	8.5%	5,229	5,124	2.0%	6,748	5,912	14.1%
Los Angeles/Orange County, CA	10,478	10,010	4.7%	3,155	3,416	(7.6%)	7,323	6,594	11.1%
Charlotte, NC	10,886	9,880	10.2%	4,125	4,100	0.6%	6,761	5,780	17.0%
Orlando, FL	9,848	9,324	5.6%	3,939	3,807	3.5%	5,909	5,517	7.1%
Atlanta, GA	9,617	9,080	5.9%	4,009	3,911	2.5%	5,608	5,169	8.5%
Raleigh, NC	7,694	7,248	6.2%	2,683	2,685	(0.1%)	5,011	4,563	9.8%
Denver, CO	6,156	5,691	8.2%	2,072	2,018	2.7%	4,084	3,673	11.2%
San Diego/Inland Empire, CA	5,789	5,574	3.9%	2,309	2,279	1.3%	3,480	3,295	5.6%
Austin, TX	5,694	5,158	10.4%	2,692	2,490	8.1%	3,002	2,668	12.5%
Phoenix, AZ	3,440	3,128	10.0%	1,260	1,306	(3.5%)	2,180	1,822	19.6%
Other	3,358	3,236	3.8%	1,280	1,181	8.4%	2,078	2,055	1.1%

Total Same Property	$165,802	$156,322	6.1%	$62,239	$60,962	2.1%	$103,563	$95,360	8.6%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	2Q12	2Q11	Change	2Q12	2Q11	Change

D.C. Metro	5,313		18.4%	95.7%	96.0%	(0.3%)	$1,602	$1,547	3.6%
Houston, TX	4,294		9.2%	97.1%	94.9%	2.2%	1,131	1,043	8.4%
Tampa, FL	5,503		8.4%	94.3%	94.4%	(0.1%)	811	774	4.8%
Las Vegas, NV	3,969		6.1%	94.2%	93.6%	0.6%	758	757	0.1%
SE Florida	2,520		7.5%	94.9%	95.2%	(0.3%)	1,521	1,437	5.8%
Dallas, TX	4,273		6.5%	95.8%	95.9%	(0.1%)	832	760	9.4%
Los Angeles/Orange County, CA	2,060		7.1%	95.6%	95.0%	0.6%	1,617	1,552	4.2%
Charlotte, NC	3,574		6.5%	95.9%	96.3%	(0.4%)	923	825	11.9%
Orlando, FL	3,344		5.7%	95.5%	94.5%	1.0%	882	841	4.8%
Atlanta, GA	3,202		5.4%	95.0%	94.5%	0.5%	894	855	4.6%
Raleigh, NC	2,704		4.8%	95.6%	95.0%	0.6%	843	791	6.6%
Denver, CO	1,851		4.0%	95.3%	94.5%	0.8%	997	931	7.1%
San Diego/Inland Empire, CA	1,196		3.4%	94.2%	92.9%	1.3%	1,534	1,497	2.5%
Austin, TX	1,853		2.9%	95.5%	94.7%	0.8%	902	822	9.7%
Phoenix, AZ	1,084		2.1%	93.5%	92.6%	0.9%	927	863	7.4%
Other	984		2.0%	96.1%	95.6%	0.5%	1,020	985	3.6%

Total Same Property	47,724		100.0%	95.3%	94.9%	0.4%	$1,054	$998	5.6%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY"
CAMDEN	SEQUENTIAL QUARTER COMPARISONS
June 30, 2012
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	2Q12	1Q12	Growth	2Q12	1Q12	Growth	2Q12	1Q12	Growth

D.C. Metro	$27,342	$26,898	1.7%	$8,259	$7,942	4.0%	$19,083	$18,956	0.7%
Houston, TX	15,979	15,371	4.0%	6,447	6,225	3.6%	9,532	9,146	4.2%
Tampa, FL	15,286	15,177	0.7%	6,613	6,645	(0.5%)	8,673	8,532	1.7%
Las Vegas, NV	10,000	9,799	2.1%	3,716	3,631	2.3%	6,284	6,168	1.9%
SE Florida	12,258	12,064	1.6%	4,451	4,147	7.3%	7,807	7,917	(1.4%)
Dallas, TX	11,977	11,633	3.0%	5,229	5,082	2.9%	6,748	6,551	3.0%
Los Angeles/Orange County, CA	10,478	10,395	0.8%	3,155	3,519	(10.3%)	7,323	6,876	6.5%
Charlotte, NC	10,886	10,536	3.3%	4,125	4,065	1.5%	6,761	6,471	4.5%
Orlando, FL	9,848	9,616	2.4%	3,939	3,953	(0.4%)	5,909	5,663	4.3%
Atlanta, GA	9,617	9,338	3.0%	4,009	4,021	(0.3%)	5,608	5,317	5.5%
Raleigh, NC	7,694	7,525	2.2%	2,683	2,623	2.3%	5,011	4,902	2.2%
Denver, CO	6,156	5,975	3.0%	2,072	1,967	5.3%	4,084	4,008	1.9%
San Diego/Inland Empire, CA	5,789	5,677	2.0%	2,309	2,246	2.8%	3,480	3,431	1.4%
Austin, TX	5,694	5,515	3.2%	2,692	2,600	3.5%	3,002	2,915	3.0%
Phoenix, AZ	3,440	3,387	1.6%	1,260	1,194	5.5%	2,180	2,193	(0.6%)
Other	3,358	3,265	2.8%	1,280	1,206	6.1%	2,078	2,059	0.9%

Total SameProperty	$165,802	$162,171	2.2%	$62,239	$61,066	1.9%	$103,563	$101,105	2.4%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	2Q12	1Q12	Change	2Q12	1Q12	Change

D.C. Metro	5,313	18.4%	95.7%	94.6%	1.1%	$1,602	$1,590	0.8%
Houston, TX	4,294	9.2%	97.1%	96.4%	0.7%	1,131	1,101	2.7%
Tampa, FL	5,503	8.4%	94.3%	94.8%	(0.5%)	811	803	1.0%
Las Vegas, NV	3,969	6.1%	94.2%	93.0%	1.2%	758	756	0.3%
SE Florida	2,520	7.5%	94.9%	95.5%	(0.6%)	1,521	1,499	1.5%
Dallas, TX	4,273	6.5%	95.8%	95.3%	0.5%	832	812	2.5%
Los Angeles/Orange County, CA	2,060	7.1%	95.6%	95.4%	0.2%	1,617	1,598	1.2%
Charlotte, NC	3,574	6.5%	95.9%	95.8%	0.1%	923	896	3.1%
Orlando, FL	3,344	5.7%	95.5%	95.2%	0.3%	882	868	1.6%
Atlanta, GA	3,202	5.4%	95.0%	94.3%	0.7%	894	879	1.6%
Raleigh, NC	2,704	4.8%	95.6%	95.2%	0.4%	843	829	1.8%
Denver, CO	1,851	4.0%	95.3%	94.4%	0.9%	997	983	1.4%
San Diego/Inland Empire, CA	1,196	3.4%	94.2%	92.9%	1.3%	1,534	1,525	0.6%
Austin, TX	1,853	2.9%	95.5%	95.1%	0.4%	902	883	2.1%
Phoenix, AZ	1,084	2.1%	93.5%	94.5%	(1.0%)	927	918	1.1%
Other	984	2.0%	96.1%	95.3%	0.8%	1,020	1,004	1.6%

Total Same Property	47,724	100.0%	95.3%	94.9%	0.4%	$1,054	$1,038	1.5%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY"
CAMDEN	YEAR TO DATE COMPARISONS
June 30, 2012
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2012	2011	Growth	2012	2011	Growth	2012	2011	Growth

D.C. Metro	$54,240	$52,301	3.7%	$16,201	$16,380	(1.1%)	$38,039	$35,921	5.9%
Houston, TX	31,350	28,115	11.5%	12,671	11,711	8.2%	18,679	16,404	13.9%
Tampa, FL	30,463	28,810	5.7%	13,258	12,796	3.6%	17,205	16,014	7.4%
Las Vegas, NV	19,799	19,567	1.2%	7,347	7,471	(1.7%)	12,452	12,096	2.9%
SE Florida	24,323	22,960	5.9%	8,598	8,792	(2.2%)	15,725	14,168	11.0%
Dallas, TX	23,610	21,606	9.3%	10,310	10,004	3.1%	13,300	11,602	14.6%
Los Angeles/Orange County, CA	20,872	19,806	5.4%	6,675	6,848	(2.5%)	14,197	12,958	9.6%
Charlotte, NC	21,422	19,413	10.3%	8,190	8,087	1.3%	13,232	11,326	16.8%
Orlando, FL	19,464	18,453	5.5%	7,892	7,518	5.0%	11,572	10,935	5.8%
Atlanta, GA	18,955	17,929	5.7%	8,030	7,631	5.2%	10,925	10,298	6.1%
Raleigh, NC	15,219	14,427	5.5%	5,305	5,296	0.2%	9,914	9,131	8.6%
Denver, CO	12,131	11,116	9.1%	4,038	3,885	3.9%	8,093	7,231	11.9%
San Diego/Inland Empire, CA	11,466	11,058	3.7%	4,558	4,433	2.8%	6,908	6,625	4.3%
Austin, TX	11,209	10,091	11.1%	5,291	4,830	9.5%	5,918	5,261	12.5%
Phoenix, AZ	6,827	6,229	9.6%	2,455	2,564	(4.3%)	4,372	3,665	19.3%
Other	6,623	6,307	5.0%	2,486	2,326	6.9%	4,137	3,981	3.9%

Total Same Property	$327,973	$308,188	6.4%	$123,305	$120,572	2.3%	$204,668	$187,616	9.1%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included	Contribution (a)	2012	2011	Change	2012	2011	Change

D.C. Metro	5,313	18.6%	95.2%	95.8%	(0.6%)	$1,596	$1,537	3.9%
Houston, TX	4,294	9.1%	96.7%	93.5%	3.2%	1,116	1,036	7.8%
Tampa, FL	5,503	8.4%	94.6%	94.2%	0.4%	807	768	5.0%
Las Vegas, NV	3,969	6.1%	93.6%	92.9%	0.7%	757	757	0.0%
SE Florida	2,520	7.7%	95.2%	95.0%	0.2%	1,510	1,428	5.7%
Dallas, TX	4,273	6.5%	95.6%	95.1%	0.5%	822	753	9.2%
Los Angeles/Orange County, CA	2,060	6.9%	95.5%	94.5%	1.0%	1,608	1,544	4.1%
Charlotte, NC	3,574	6.5%	95.9%	95.8%	0.1%	910	816	11.5%
Orlando, FL	3,344	5.7%	95.4%	94.3%	1.1%	875	836	4.7%
Atlanta, GA	3,202	5.3%	94.6%	94.2%	0.4%	887	851	4.2%
Raleigh, NC	2,704	4.8%	95.4%	94.8%	0.6%	836	793	5.4%
Denver, CO	1,851	4.0%	94.9%	93.7%	1.2%	990	923	7.3%
San Diego/Inland Empire, CA	1,196	3.4%	93.5%	92.8%	0.7%	1,529	1,491	2.6%
Austin, TX	1,853	2.9%	95.3%	94.2%	1.1%	892	814	9.6%
Phoenix, AZ	1,084	2.1%	94.0%	93.6%	0.4%	922	855	7.8%
Other	984	2.0%	95.7%	94.8%	0.9%	1,012	973	3.9%

Total Same Property	47,724	100.0%	95.1%	94.4%	0.7%	$1,046	$991	5.5%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY" OPERATING EXPENSE
CAMDEN	DETAIL AND COMPARISONS
JUNE 30, 2012
(In thousands)

(Unaudited)

					% of Actual 2Q12 Operating
Quarterly Comparison (a)	2Q12	2Q11	$ Change	% Change	Expenses

Property taxes	$17,297	$16,733	$564	3.4%	27.8%
Salaries and Benefits for On-site Employees	14,722	14,491	231	1.6%	23.6%
Utilities	13,833	13,463	370	2.7%	22.2%
Repairs and Maintenance	9,430	9,351	79	0.9%	15.2%
Property Insurance	3,175	3,054	121	3.9%	5.1%
Other	3,782	3,870	(88)	(2.3%)	6.1%

Total Same Property	$62,239	$60,962	$1,277	2.1%	100.0%

					% of Actual 2Q12 Operating
Sequential Comparison (a)	2Q12	1Q12	$ Change	% Change	Expenses

Property taxes	$17,297	$16,730	$567	3.4%	27.8%
Salaries and Benefits for On-site Employees	14,722	14,698	24	0.2%	23.6%
Utilities	13,833	13,687	146	1.1%	22.2%
Repairs and Maintenance	9,430	8,756	674	7.7%	15.2%
Property Insurance	3,175	3,182	(7)	(0.2%)	5.1%
Other	3,782	4,013	(231)	(5.8%)	6.1%

Total Same Property	$62,239	$61,066	$1,173	1.9%	100.0%

					% of Actual 2012 Operating
Year to Date Comparison (a)	2012	2011	$ Change	% Change	Expenses

Property taxes	$34,028	$33,354	$674	2.0%	27.6%
Salaries and Benefits for On-site Employees	29,420	28,602	818	2.9%	23.9%
Utilities	27,519	26,660	859	3.2%	22.3%
Repairs and Maintenance	18,186	18,053	133	0.7%	14.7%
Property Insurance	6,357	6,378	(21)	(0.3%)	5.2%
Other	7,795	7,525	270	3.6%	6.3%

Total Same Property	$123,305	$120,572	$2,733	2.3%	100.0%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
OPERATING DATA (a)	2012	2011	2012	2011
Property Revenues
Rental revenues	$6,849	$6,201	$14,024	$12,763
Other property revenues	1,044	1,010	2,057	2,018
Total property revenues	7,893	7,211	16,081	14,781

Property Expenses
Property operating and maintenance	2,326	2,333	4,703	4,620
Real estate taxes	978	749	2,042	1,541
Total property expenses	3,304	3,082	6,745	6,161

Net Operating Income (NOI)	4,589	4,129	9,336	8,620

Other expenses
Interest	1,823	2,016	3,821	4,007
Depreciation and amortization	2,056	1,864	4,361	3,860
Other	78	233	156	363
Total other expenses	3,957	4,113	8,338	8,230

Equity in income of joint ventures	$632	$16	$998	$390

	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2012	2012	2011	2011	2011
BALANCE SHEET DATA (b)
Land	$154,418	$153,286	$213,106	$199,323	$192,872
Buildings and improvements	1,033,326	1,016,357	1,320,795	1,284,010	1,268,982
	1,187,744	1,169,643	1,533,901	1,483,333	1,461,854
Accumulated depreciation	(166,324)	(156,705)	(225,577)	(229,212)	(217,324)
Real estate assets, net	1,021,420	1,012,938	1,308,324	1,254,121	1,244,530
Properties under development and land	57,043	52,264	39,684	28,694	23,774
Cash and other assets, net	17,642	18,879	46,843	39,688	46,606
Total assets	$1,096,105	$1,084,081	$1,394,851	$1,322,503	$1,314,910

Notes payable	$864,867	$852,861	$1,093,944	$1,066,924	$1,049,387
Other liabilities	35,267	26,610	39,296	32,274	24,678
Total liabilities	900,134	879,471	1,133,240	1,099,198	1,074,065

Members' equity	195,971	204,610	261,611	223,305	240,845
Total liabilities and members' equity	$1,096,105	$1,084,081	$1,394,851	$1,322,503	$1,314,910

Camden's equity investment	$47,776	$49,436	$44,844	$37,033	$39,398
Distributions in excess of investment in joint ventures	$(16,499)	$(16,298)	$(30,596)	$(31,799)	$(31,040)

Camden's pro-rata share of debt	$175,299	$172,942	$221,204	$212,561	$209,112

PROPERTY DATA (end of period)
Total operating properties	44	44	55	54	53
Total operating apartment homes	13,174	13,174	16,858	16,564	16,324
Pro rata share of operating apartment homes	2,558	2,558	3,365	3,247	3,199
Total development properties	2	2	2	2	2
Total development apartment homes	520	520	520	520	520
Pro rata share of development apartment homes	104	104	104	104	104

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2012 ($ in millions)

				Estimated/Actual Dates for
	Total	Total	Total	Construction	Initial	Construction	Stabilized	As of 07/29/2012
Completed Communities in Lease-Up	Homes	Budget	Cost	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1. Camden LaVina	420	$60.0	$55.6	3Q10	3Q11	1Q12	4Q12	88%	86%
Orlando, FL
2. Camden Summerfield II	187	30.0	25.0	3Q10	3Q11	1Q12	3Q12	98%	94%
Landover, MD
3. Camden Royal Oaks II	104	14.0	13.2	1Q11	1Q12	1Q12	3Q13	39%	28%
Houston, TX
4. Camden Montague	192	23.0	19.8	2Q11	1Q12	2Q12	3Q12	99%	91%
Tampa, FL

Total Completed Communities in Lease-Up	903	$127.0	$113.6					87%	82%

					Estimated/Actual Dates for
	Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 07/29/2012
Development Communities	Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
IN LEASE-UP
5. Camden Westchase Park	348	$52.0	$47.3	$18.5	2Q11	1Q12	1Q13	2Q13	59%	51%
Tampa, FL
6. Camden Town Square	438	66.0	52.6	31.2	2Q11	2Q12	1Q13	4Q13	41%	31%
Orlando, FL

UNDER CONSTRUCTION
7. Camden City Centre II	268	36.0	16.3	16.3	4Q11	1Q13	2Q13	3Q14
Houston, TX
8. Camden NOMA	320	110.0	50.2	50.2	4Q11	1Q14	2Q14	2Q15
Washington, DC
9. Camden Lamar Heights (a)	314	47.0	7.2	7.2	2Q12	4Q13	2Q14	3Q15
Austin, TX

Total Development Communities	1,688	$311.0	$173.6	$123.4

Additional Development Pipeline & Land (b)				174.3

Total Properties Under Development and Land (per Balance Sheet)				$297.7

NOI CONTRIBUTION FROM NON-STABILIZED COMMUNITIES ($ in millions)
	Total Cost	2Q12 NOI
Completed Communities in Lease-Up	$113.6	$1.2
Development Communities in Lease-Up	173.6	0.3
Total Non-Stabilized Communities NOI Contribution	$287.2	$1.5

Joint Venture Communities Under Construction	Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 07/29/2012
	Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1. Camden Amber Oaks II	244	$25.0	$20.8	$2.5	2Q11	1Q12	3Q12	2Q13	59%	50%
Austin, TX
2. Camden South Capitol	276	88.0	48.2	48.2	2Q11	3Q13	4Q13	3Q14
Washington, DC

Total Joint Venture Development Communities	520	$113.0	$69.0	$50.7

(a) Formerly known as Camden 5400 Lamar.
(b) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF JUNE 30, 2012 ($ in millions)

	Projected	Total
PIPELINE COMMUNITIES (a)	Homes	Estimated Cost (b)	Cost to Date

1. Camden McGowen Station	251	$40.0	$6.8
Houston, TX
2. Camden Flatirons (c)	424	77.0	8.4
Denver, CO
3. Camden Paces (Phase 1) (d)	310	70.0	48.5
Atlanta, GA
4. Camden Glendale Triangle	242	90.0	27.5
Glendale, CA
5. Camden Boca Raton	261	54.0	6.0
Boca Raton, FL
6. Camden Lincoln Station	275	48.0	5.0
Denver, CO
7. Camden Hollywood (e)	299	125.0	17.5
Los Angeles, CA
8. Camden Victory Park	425	70.0	13.8
Dallas, TX

Development Pipeline	2,487	$574.0	$133.5

LAND HOLDINGS	Acreage	Cost to Date

Washington, DC	0.9	$17.3
Houston, TX	13.2	6.9
Dallas, TX	7.2	8.6
Las Vegas, NV	19.6	4.2
Other	4.8	3.8

Land Holdings	45.7	$40.8

Total Development Pipeline and Land		$174.3

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b) Represents our best estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop as forecasted, and the best estimates routinely require adjustment.
(c) Formerly known as Camden Highlands
(d) The development will be developed in two phases. The estimated cost and units represents costs for phase one only. The cost to date represents the cost to date for all phases.
(e) Formerly known as Camden Selma & Vine

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2012 ACQUISITION/DISPOSITION ACTIVITY

Acquisitions	Location	Property Type	Apartment Homes	Year Built	Closing Date (a)
1. Camden Addison	Dallas, TX	Multifamily	456	1996	01/25/12
2. Camden Holly Springs	Houston, TX	Multifamily	548	1999	01/25/12
3. Camden Park	Houston, TX	Multifamily	288	1995	01/25/12
4. Camden Sugar Grove	Houston, TX	Multifamily	380	1997	01/25/12
5. Camden Parkside	Los Angeles/Orange County, CA	Multifamily	421	1972	01/25/12
6. Camden Fountain Palms	Phoenix, AZ	Multifamily	192	1986/1996	01/25/12
7. Camden Pecos Ranch	Phoenix, AZ	Multifamily	272	2001	01/25/12
8. Camden Sierra	Phoenix, AZ	Multifamily	288	1997	01/25/12
9. Camden Towne Center	Phoenix, AZ	Multifamily	240	1998	01/25/12
10. Camden Pines	Las Vegas, NV	Multifamily	315	1997	01/25/12
11. Camden Summit	Las Vegas, NV	Multifamily	234	1995	01/25/12
12. Camden Tiara	Las Vegas, NV	Multifamily	400	1996	01/25/12
13. Camden Belmont	Dallas, TX	Multifamily	477	2010/2012	06/28/12

Total/Average Acquisitions	$473.0	million	4,511 apartment homes	1996

Dispositions	Location	Property Type	Apartment Homes	Year Built	Closing Date
1. Camden Vista Valley	Phoenix, AZ	Multifamily	357	1986	01/12/12
2. Camden Landings	Orlando, FL	Multifamily	220	1983	03/07/12
3. Camden Creek	Houston, TX	Multifamily	456	1984	03/16/12

Total/Average Dispositions	$55.6	million	1,033 apartment homes	1984

Joint Venture Acquisitions	Location	Property Type	Apartment Homes	Year Built	Closing Date
1. Camden Asbury Village	Raleigh, NC	Multifamily	350	2009	01/27/12

Total/Average Joint Venture Acquisitions	$44.2	million	350 apartment homes	2009
Pro Rata Joint Venture Acquisitions	$8.8	million

(a) The communities acquired on January 25, 2012 were acquired from joint ventures of which Camden previously owned a 20% interest. Apartment homes were previously included in Camden's unit count.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2012:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured			Interest Rate on
Year	Amortization	Maturities	Maturities	Total	% of Total	Maturing Debt
2012	$1,411	$35,928	$189,667	$227,006	9.5%	5.8%
2013 (a)	2,225	57,307	200,000	259,532	10.8%	4.9%
2014	2,187	8,827	-	11,014	0.5%	6.0%
2015	2,359	-	250,000	252,359	10.5%	5.1%
2016	2,594	-	-	2,594	0.1%	N/A
Thereafter	78,050	819,107	746,750	1,643,907	68.6%	4.6%
Total Maturing Debt	$88,826	$921,169	$1,386,417	$2,396,412	100.0%	4.8%

Unsecured Line of Credit	- '	- '	- '	- '	- '	N/A
Total Debt	$88,826	$921,169	$1,386,417	$2,396,412	100.0%	4.8%

Weighted Average Maturity of Debt		6.4 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$244,877	10.2%	1.1%	7.1 Years
Fixed rate debt	2,151,535	89.8%	5.3%	6.3 Years
Total	$2,396,412	100.0%	4.8%	6.4 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,381,152	57.6%	5.3%	5.3 Years
Secured debt	1,015,260	42.4%	4.2%	7.9 Years
Total	$2,396,412	100.0%	4.8%	6.4 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$770,383	75.9%	5.2%	8.1 Years
Conventional variable-rate mortgage debt	206,476	20.3%	1.0%	5.5 Years
Tax exempt variable rate debt	38,401	3.8%	1.4%	16.0 Years
Total	$1,015,260	100.0%	4.2%	7.9 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	2Q12 NOI	% of Total
Unencumbered real estate assets	42,401	75.4%	$4,793,759	75.0%	$83,794	72.5%
Encumbered real estate assets	13,807	24.6%	1,601,538	25.0%	31,794	27.5%
Total	56,208	100.0%	$6,395,297	100.0%	$115,588	100.0%

			Ratio of unencumbered assets at cost to unsecured debt is			3.5 times

(a) Includes extension option company exercised subsequent to quarter end.
(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2012 AND 2013:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
3Q 2012	$767	$35,928	$ -	$36,695	5.0%
4Q 2012	644	-	189,667	190,311	5.9%
2012	$1,411	$35,928	$189,667	$227,006	5.8%

1Q 2013	$681	$ -	$ -	$681	N/A
2Q 2013	547	25,831	-	26,378	5.0%
3Q 2013 (a)	490	31,476	-	31,966	1.7%
4Q 2013	507	-	200,000	200,507	5.4%
2013	$2,225	$57,307	$200,000	$259,532	4.9%

(a) Includes extension option company exercised subsequent to quarter end.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤	60%	33%	Yes

Secured Debt to Gross Asset Value	≤	35%	14%	Yes

Consolidated EBITDA to Total Fixed Charges	≥	150%	319%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>	10.5%	23%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤	60%	37%	Yes

Total Secured Debt to Total Asset Value	≤	40%	16%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥	150%	357%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	349%	Yes
Annual Service Charges

(a)
For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b)	Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF JUNE 30, 2012:

	Future Scheduled Repayments				Weighted Average
		Secured			Interest Rate on
Year (a)	Amortization	Maturities	Total	% of Total	Maturing Debt
2012	$782	$13,485	$14,267	8.1%	5.8%
2013	1,743	38,080	39,823	22.7%	4.6%
2014	2,275	17,849	20,124	11.5%	4.5%
2015	2,118	11,167	13,285	7.6%	2.5%
2016	1,999	28,785	30,784	17.6%	3.6%
Thereafter	3,744	51,550	55,294	31.5%	4.1%
Total Maturing Debt	$12,661	$160,916	$173,577	99.0%	4.2%

Subscription lines of credit (b)	-	1,722	1,722	1.0%	1.6%
Total Debt	$12,661	$162,638	$175,299	100.0%	4.2%

Weighted Average Maturity of Debt (a)		3.6 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt		$23,515	13.4%	1.9%	3.4 Years
Fixed rate debt		151,784	86.6%	4.5%	3.7 Years
Total		$175,299	100.0%	4.2%	3.6 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt		$151,784	86.6%	4.5%	3.7 Years
Conventional variable-rate mortgage debt		13,936	7.9%	1.8%	2.2 Years
Tax exempt variable rate debt		2,014	1.2%	0.7%	18.9 Years
Variable-rate construction loans		5,843	3.3%	2.4%	1.7 Years
Subscription lines of credit		1,722	1.0%	1.6%	0.9 Years
Total		$175,299	100.0%	4.2%	3.6 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		13,174	$1,187,744
Properties under development and land		520	57,043
Total		13,694	$1,244,787

(a)	Includes available extension options.
(b)	As of June 30, 2012 these borrowings were drawn under the subscription secured lines of credit with $12.9 million in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(c)	Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2012 and 2013:

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter (a)	Amortization	Secured Maturities	Total	Maturing Debt
3Q 2012	$384	$-	$384	n/a
4Q 2012 (b)	398	13,845	14,243	5.6%
2012	$782	$13,845	$14,627	5.6%

1Q 2013	$420	$2,100	$2,520	2.5%
2Q 2013 (c)	428	1,362	1,790	1.6%
3Q 2013	442	35,980	36,422	4.7%
4Q 2013	453	-	453	N/A
2013	$1,743	$39,442	$41,185	4.5%

(a)	Includes available extension options.
(b)	4Q 2012 maturities include a subscription secured line of credit with $360 (Camden's pro-rata share) outstanding as of June 30, 2012. The line of credit has $4.0 million in total capacity.
(c)	2Q 2013 maturities include a subscription secured line of credit with $1,362 (Camden's pro-rata share) outstanding as of June 30, 2012. The line of credit has $8.9 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second Quarter 2012 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$2,847	$53	$771	$14
Appliances	9.6 years	1,237	23	207	4
Painting	-	-	-	1,616	30
Cabinetry/Countertops	10.0 years	455	8	-	-
Other	8.7 years	1,331	25	465	9
Exteriors
Painting	5.0 years	1,824	34	-	-
Carpentry	10.0 years	409	8	-	-
Landscaping	5.7 years	412	8	3,110	58
Roofing	20.0 years	588	11	79	1
Site Drainage	10.0 years	106	2	-	-
Fencing/Stair	10.0 years	321	6	-	-
Other (c)	7.5 years	2,785	52	2,927	54
Common Areas
Mech., Elec., Plumbing	9.5 years	1,497	28	1,122	21
Parking/Paving	5.0 years	583	11	-	-
Pool/Exercise/Facility	8.3 years	3,788	70	421	8

Total		$18,183	$339	$10,718	$200

Weighted Average Apartment Homes			53,720		53,720

	Year to Date 2012 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$5,458	$102	$1,473	$28
Appliances	9.6 years	2,388	45	414	8
Painting	-	-	-	3,041	57
Cabinetry/Countertops	10.0 years	880	16	-	-
Other	8.7 years	2,481	47	930	17
Exteriors
Painting	5.0 years	1,892	35	-	-
Carpentry	10.0 years	614	12	-	-
Landscaping	5.7 years	772	14	6,111	115
Roofing	20.0 years	1,099	21	156	3
Site Drainage	10.0 years	182	3	-	-
Fencing/Stair	10.0 years	363	7	-	-
Other (c)	7.5 years	4,575	86	5,656	106
Common Areas
Mech., Elec., Plumbing	9.5 years	2,433	46	2,092	39
Parking/Paving	5.0 years	656	12	-	-
Pool/Exercise/Facility	8.3 years	5,320	100	725	14

Total		$29,113	$546	$20,598	$387

Weighted Average Apartment Homes			53,338		53,338

(a)
Includes discontinued operations.  Capitalized expenditures for discontinued operations was $0 and $289 for the three and six months ended June 30, 2012, respectively.  Maintenance expenses for discontinued operations was $0 and $111 for the same periods.

(b)	Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2012.
(c)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Net income (loss) attributable to common shareholders (a)	$21,763	($16,597)	$110,521	($9,311)
Real estate depreciation from continuing operations	52,197	43,505	101,206	88,108
Real estate depreciation and amortization from discontinued operations	-	977	186	1,948
Adjustments for unconsolidated joint ventures	2,038	1,813	4,313	3,819
Income allocated to noncontrolling interests	709	653	1,802	1,036
(Gain) on acquisition of controlling interests in joint ventures	-	-	(40,191)	-
(Gain) on sale of discontinued operations, net of tax	-	-	(32,541)	-
(Gain) on sale of unconsolidated joint venture interests	-	-	-	(1,136)
Funds from operations - diluted	$76,707	$30,351	$145,296	$84,464

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	83,846	72,343	84,461	72,126
FFO diluted	86,067	75,523	84,461	75,273

Net income (loss) attributable to common shareholders - diluted	$0.26	($0.23)	$1.32	($0.13)
FFO per common share - diluted	$0.89	$0.40	$1.72	$1.12

(a) Includes a $29.8 million charge related to a loss on the discontinuation of a hedging relationship for the three and six months ended June 30, 2011.

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	3Q12 Range		2012 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.30	$0.34	$1.94	$2.02
Expected real estate depreciation from continuing operations	0.55	0.55	2.30	2.30
Expected real estate depreciation and amortization from discontinued operations	0.00	0.00	0.00	0.00
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.10	0.10
Expected income allocated to noncontrolling interests	0.01	0.01	0.04	0.04
Realized (gain) on acquisition of controlling interests in joint ventures	0.00	0.00	(0.49)	(0.49)
Realized (gain) on sale of discontinued operations, net of tax	0.00	0.00	(0.39)	(0.39)
Expected FFO per share - diluted	$0.88	$0.92	$3.50	$3.58

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Net income (loss) attributable to common shareholders	$21,763	($16,597)	$110,521	($9,311)
Less: Fee and asset management income	(3,608)	(2,471)	(6,531)	(4,309)
Less: Interest and other (income) loss	65	(86)	753	(4,857)
Less: Income (loss) on deferred compensation plans	2,185	(1,375)	(5,601)	(7,329)
Plus: Property management expense	4,851	5,109	10,135	10,428
Plus: Fee and asset management expense	1,444	1,670	3,187	2,890
Plus: General and administrative expense	9,730	8,032	18,409	17,820
Plus: Interest expense	26,247	28,381	52,930	58,118
Plus: Depreciation and amortization	53,310	44,754	103,428	90,605
Plus: Amortization of deferred financing costs	900	1,890	1,812	3,417
Plus: Expense (benefit) on deferred compensation plans	(2,185)	1,375	5,601	7,329
Less: Gain on acquisition of controlling interests in joint ventures	-	-	(40,191)	-
Less: Gain on sale of properties, including land	-	(4,748)	-	(4,748)
Less: Gain on sale of unconsolidated joint venture interests	-	-	-	(1,136)
Plus: Loss on discontinuation of hedging relationship	-	29,791	-	29,791
Less: Equity in income of joint ventures	(632)	(16)	(998)	(390)
Plus: Income tax expense - current	434	256	658	1,576
Less: Income from discontinued operations	-	(895)	(353)	(1,687)
Less: Gain on sale of discontinued operations, net of tax	-	-	(32,541)	-
Plus: Income allocated to noncontrolling interests from continuing operations	1,084	781	1,909	1,337
Plus: Income, including gain on sale, allocated to noncontrolling interests from discontinued operations	-	11	670	20
Plus: Income allocated to perpetual preferred units	-	1,750	776	3,500
Plus: Write off of original issuance costs of redeemed perpetual preferred units	-	-	2,075	-
Net Operating Income (NOI)	$115,588	$97,612	$226,649	$193,064

"Same Property" Communities	$103,563	$95,360	$204,668	$187,616
Non-"Same Property" Communities	9,491	2,195	17,940	5,271
Development and Lease-Up Communities	1,536	-	2,216	-
Other	998	57	1,825	177
Net Operating Income (NOI)	$115,588	$97,612	$226,649	$193,064

EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of discontinued operations, net of tax, and income (loss) allocated to noncontrolling interests.
The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.
A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Net income (loss) attributable to common shareholders	$21,763	($16,597)	$110,521	($9,311)
Plus: Interest expense	26,247	28,381	52,930	58,118
Plus: Amortization of deferred financing costs	900	1,890	1,812	3,417
Plus: Depreciation and amortization	53,310	44,754	103,428	90,605
Plus: Income allocated to perpetual preferred units	-	1,750	776	3,500
Plus: Write off of original issuance costs on redeemed perpetual preferred units	-	-	2,075	-
Plus: Income, including gain on sale, allocated to noncontrolling interests from discontinued operations	-	11	670	20
Plus: Income allocated to noncontrolling interests from continuing operations	1,084	781	1,909	1,337
Plus: Income tax expense - current	434	256	658	1,576
Plus: Real estate depreciation and amortization from discontinued operations	-	977	186	1,948
Less: Gain on sale of properties, including land	-	(4,748)	-	(4,748)
Less: Gain on sale of unconsolidated joint venture interests	-	-	-	(1,136)
Less: Gain on acquisition of controlling interests in joint ventures	-	-	(40,191)	-
Less: Equity in income of joint ventures	(632)	(16)	(998)	(390)
Less: Gain on sale of discontinued operations, net of tax	-	-	(32,541)	-
Plus: Loss on discontinuation of hedging relationship	-	29,791	-	29,791
EBITDA	$103,106	$87,230	$201,235	$174,727

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Stable
	Fitch	BBB+	Stable
	Standard & Poors	BBB	Positive

Estimated Future Dates:		Q3 '12	Q4 '12	Q1 '13	Q2 '13
Earnings release & conference call		Early Nov	Early Feb	Early May	Early Aug

Dividend Information - Common Shares:		Q1 '12	Q2 '12
Declaration Date		03/08/12	06/15/12
Record Date		03/30/12	06/29/12
Payment Date		04/17/12	07/17/12
Distributions Per Share		$0.56	$0.56

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community Statistics as of 06/30/12

(Unaudited)							2Q12 Avg
			Year Placed	Average	Apartment	2Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	93%	$870	$1.11
Camden Fountain Palms	Peoria	AZ	1986/1996	1,050	192	90%	683	0.65
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	938	0.88
Camden Pecos Ranch	Chandler	AZ	2001	924	272	93%	837	0.91
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	93%	972	0.93
Camden Sierra	Peoria	AZ	1997	925	288	91%	673	0.73
Camden Towne Center	Glendale	AZ	1998	871	240	90%	667	0.77
TOTAL ARIZONA	7	Properties		955	2,076	92%	827	0.87

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,582	1.57
Camden Harbor View	Long Beach	CA	2004	975	538	95%	1,949	2.00
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	1,802	1.78
Camden Martinique	Costa Mesa	CA	1986	794	714	95%	1,336	1.68
Camden Parkside	Fullerton	CA	1972	836	421	95%	1,229	1.47
Camden Sea Palms	Costa Mesa	CA	1990	891	138	98%	1,485	1.67
Total Los Angeles/Orange County	6	Properties		904	2,481	96%	1,551	1.72

Camden Old Creek	San Marcos	CA	2007	1,037	350	94%	1,595	1.54
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	94%	1,501	1.56
Camden Tuscany	San Diego	CA	2003	896	160	96%	1,982	2.21
Camden Vineyards	Murrieta	CA	2002	1,053	264	94%	1,232	1.17
Total San Diego/Inland Empire	4	Properties		995	1,196	94%	1,534	1.54

TOTAL CALIFORNIA	10	Properties		934	3,677	95%	1,545	1.66

Camden Caley	Englewood	CO	2000	925	218	96%	970	1.05
Camden Centennial	Littleton	CO	1985	744	276	94%	748	1.01
Camden Denver West (1)	Golden	CO	1997	1,015	320	95%	1,141	1.12
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	1,208	1.05
Camden Interlocken	Broomfield	CO	1999	1,022	340	97%	1,194	1.17
Camden Lakeway	Littleton	CO	1997	932	451	94%	966	1.04
Camden Pinnacle	Westminster	CO	1985	748	224	95%	772	1.03
TOTAL COLORADO	7	Properties		949	2,171	95%	1,018	1.07

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	99%	1,470	1.38
Camden Clearbrook	Frederick	MD	2007	1,048	297	97%	1,335	1.27
Camden College Park	College Park	MD	2008	942	508	95%	1,564	1.66
Camden Dulles Station	Oak Hill	VA	2009	984	366	96%	1,611	1.64
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,621	1.53
Camden Fairfax Corner	Fairfax	VA	2006	934	488	96%	1,657	1.77
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,664	1.67
Camden Grand Parc	Washington	DC	2002	674	105	94%	2,435	3.61
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,412	1.40
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	93%	1,591	1.55
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,496	1.75
Camden Potomac Yard	Arlington	VA	2008	835	378	96%	1,967	2.36
Camden Roosevelt	Washington	DC	2003	856	198	98%	2,425	2.83
Camden Russett	Laurel	MD	2000	992	426	93%	1,373	1.38
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,418	1.45
Camden Summerfield	Landover	MD	2008	957	291	92%	1,566	1.64
Camden Summerfield II (2)	Landover	MD	2012	936	187	Lease-up	1,544	1.65
TOTAL DC METRO	17	Properties		963	5,791	96%	1,599	1.66

Camden Aventura	Aventura	FL	1995	1,108	379	93%	1,532	1.38
Camden Brickell	Miami	FL	2003	937	405	95%	1,622	1.73
Camden Doral	Miami	FL	1999	1,120	260	96%	1,538	1.37
Camden Doral Villas	Miami	FL	2000	1,253	232	92%	1,669	1.33
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	1,729	1.66
Camden Plantation	Plantation	FL	1997	1,201	502	95%	1,298	1.08
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	1,336	1.20
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,521	1.38

Camden Club	Longwood	FL	1986	1,077	436	98%	858	0.80
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	995	0.93
Camden Lago Vista	Orlando	FL	2005	955	366	95%	900	0.94
Camden LaVina (2)	Orlando	FL	2012	970	420	Lease-up	1,058	1.09
Camden Lee Vista	Orlando	FL	2000	937	492	96%	878	0.94
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,107	1.36
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	94%	802	0.89
Camden Reserve	Orlando	FL	1990/1991	824	526	95%	740	0.90
Camden World Gateway	Orlando	FL	2000	979	408	97%	968	0.99
Total Orlando	9	Properties		943	3,764	96%	902	0.96

CAMDEN	COMMUNITY TABLE
Community Statistics as of 06/30/12

(Unaudited)							2Q12 Avg
			Year Placed	Average	Apartment	2Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	93%	875	0.93
Camden Bay Pointe	Tampa	FL	1984	771	368	94%	702	0.91
Camden Bayside	Tampa	FL	1987/1989	748	832	96%	773	1.03
Camden Citrus Park	Tampa	FL	1985	704	247	94%	685	0.97
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	94%	696	0.95
Camden Lakeside	Brandon	FL	1986	729	228	94%	747	1.02
Camden Live Oaks	Tampa	FL	1990	1,093	770	93%	784	0.72
Camden Montague (2)	Tampa	FL	2012	975	192	Lease-up	1,082	1.11
Camden Preserve	Tampa	FL	1996	942	276	95%	1,060	1.13
Camden Providence Lakes	Brandon	FL	1996	1,024	260	95%	913	0.89
Camden Royal Palms	Brandon	FL	2006	1,017	352	93%	946	0.93
Camden Visconti (1)	Tampa	FL	2007	1,125	450	96%	1,121	1.00
Camden Westshore	Tampa	FL	1986	728	278	95%	845	1.16
Camden Woods	Tampa	FL	1986	1,223	444	96%	849	0.69
Total Tampa/St. Petersburg	14	Properties		916	6,145	94%	842	0.93

TOTAL FLORIDA	30	Properties		962	12,429	95%	998	1.04

Camden Brookwood	Atlanta	GA	2002	912	359	95%	971	1.06
Camden Deerfield	Alpharetta	GA	2000	1,187	292	94%	958	0.81
Camden Dunwoody	Atlanta	GA	1997	1,007	324	95%	897	0.89
Camden Ivy Hall (1)	Atlanta	GA	2010	1,181	110	94%	1,638	1.39
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	94%	996	1.07
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	922	0.90
Camden Phipps (1)	Atlanta	GA	1996	1,018	234	94%	1,193	1.17
Camden River	Duluth	GA	1997	1,103	352	95%	899	0.82
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	869	0.76
Camden St. Clair	Atlanta	GA	1997	999	336	97%	918	0.92
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	94%	755	0.75
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	93%	727	0.63
TOTAL GEORGIA	12	Properties		1,045	3,546	95%	936	0.90

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	94%	678	0.81
Total Kansas City	1	Property		834	596	94%	678	0.81

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	92%	661	0.78
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	98%	851	1.03
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	96%	790	0.83
Camden Westchase (1)	St. Louis	MO	1986	945	160	96%	902	0.95
Total St. Louis	4	Properties		896	1,447	95%	777	0.87

TOTAL MISSOURI	5	Properties		878	2,043	95%	748	0.85

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	93%	716	0.76
Camden Breeze	Las Vegas	NV	1989	846	320	94%	722	0.85
Camden Canyon	Las Vegas	NV	1995	987	200	96%	857	0.87
Camden Commons	Henderson	NV	1988	936	376	95%	748	0.80
Camden Cove	Las Vegas	NV	1990	898	124	94%	712	0.79
Camden Del Mar	Las Vegas	NV	1995	986	560	96%	893	0.91
Camden Fairways	Henderson	NV	1989	896	320	95%	874	0.98
Camden Hills	Las Vegas	NV	1991	439	184	91%	497	1.13
Camden Legends	Henderson	NV	1994	792	113	92%	825	1.04
Camden Palisades	Las Vegas	NV	1991	905	624	93%	723	0.80
Camden Pines	Las Vegas	NV	1997	982	315	93%	794	0.81
Camden Pointe	Las Vegas	NV	1996	983	252	96%	731	0.74
Camden Summit	Henderson	NV	1995	1,187	234	95%	1,077	0.91
Camden Tiara	Las Vegas	NV	1996	1,043	400	93%	862	0.83
Camden Vintage	Las Vegas	NV	1994	978	368	95%	705	0.72
Oasis Bay (1)	Las Vegas	NV	1990	876	128	97%	746	0.85
Oasis Crossings (1)	Las Vegas	NV	1996	983	72	92%	746	0.76
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	92%	608	0.70
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	94%	778	0.68
Oasis Island (1)	Las Vegas	NV	1990	901	118	92%	620	0.69
Oasis Landing (1)	Las Vegas	NV	1990	938	144	92%	676	0.72
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	91%	724	0.70
Oasis Palms (1)	Las Vegas	NV	1989	880	208	92%	680	0.77
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	92%	680	0.73
Oasis Place (1)	Las Vegas	NV	1992	440	240	88%	483	1.10
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	88%	414	1.06
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	94%	781	0.85
Oasis Springs (1)	Las Vegas	NV	1988	838	304	91%	578	0.69
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	92%	713	0.62
TOTAL NEVADA	29	Properties		903	8,016	93%	728	0.81

CAMDEN	COMMUNITY TABLE
Community Statistics as of 06/30/12

(Unaudited)							2Q12 Avg
			Year Placed	Average	Apartment	2Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	95%	956	0.91
Camden Cotton Mills	Charlotte	NC	2002	905	180	96%	1,225	1.35
Camden Dilworth	Charlotte	NC	2006	857	145	98%	1,188	1.39
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	882	0.85
Camden Forest	Charlotte	NC	1989	703	208	92%	583	0.83
Camden Foxcroft	Charlotte	NC	1979	940	156	99%	801	0.85
Camden Grandview	Charlotte	NC	2000	1,057	266	95%	1,342	1.27
Camden Habersham	Charlotte	NC	1986	773	240	96%	674	0.87
Camden Park Commons	Charlotte	NC	1997	861	232	96%	683	0.79
Camden Pinehurst	Charlotte	NC	1967	1,147	407	96%	805	0.70
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	862	0.89
Camden Simsbury	Charlotte	NC	1985	874	100	97%	864	0.99
Camden South End Square	Charlotte	NC	2003	882	299	96%	1,135	1.29
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,014	0.92
Camden Touchstone	Charlotte	NC	1986	899	132	98%	774	0.86
Total Charlotte	15	Properties		961	3,574	96%	923	0.96

Camden Asbury Village (1)	Raleigh	NC	2009	1,009	350	93%	997	0.99
Camden Crest	Raleigh	NC	2001	1,013	438	96%	807	0.80
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	909	0.87
Camden Lake Pine	Apex	NC	1999	1,066	446	94%	853	0.80
Camden Manor Park	Raleigh	NC	2006	966	484	97%	885	0.92
Camden Overlook	Raleigh	NC	2001	1,060	320	95%	947	0.89
Camden Reunion Park	Apex	NC	2000/2004	972	420	96%	738	0.76
Camden Westwood	Morrisville	NC	1999	1,027	354	96%	807	0.79
Total Raleigh	8	Properties		1,016	3,054	95%	861	0.85

TOTAL NORTH CAROLINA	23	Properties		986	6,628	96%	895	0.91

Camden Valleybrook	Chadds Ford	PA	2002	992	352	96%	1,320	1.33
TOTAL PENNSYLVANIA	1	Property		992	352	96%	1,320	1.33

Camden Amber Oaks (1)	Austin	TX	2009	862	348	95%	860	1.00
Camden Brushy Creek (1)	Cedar Park	TX	2008	882	272	95%	848	0.96
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,019	1.12
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,083	1.13
Camden Huntingdon	Austin	TX	1995	903	398	96%	818	0.91
Camden Laurel Ridge	Austin	TX	1986	702	183	94%	662	0.94
Camden Ridgecrest	Austin	TX	1995	855	284	95%	745	0.87
Camden Shadow Brook (1)	Austin	TX	2009	909	496	96%	899	0.99
Camden South Congress (1)	Austin	TX	2001	975	253	94%	1,522	1.56
Camden Stoneleigh	Austin	TX	2001	908	390	95%	968	1.07
Total Austin	10	Properties		895	3,222	95%	941	1.05

Camden Breakers	Corpus Christi	TX	1996	868	288	97%	1,008	1.16
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	96%	722	0.93
Camden Miramar (3)	Corpus Christi	TX	1994-2011	488	855	69%	974	2.00
Camden South Bay (1)	Corpus Christi	TX	2007	1,055	270	96%	1,117	1.06
Total Corpus Christi	4	Properties		693	1,757	96%	952	1.37

Camden Addison	Addison	TX	1996	942	456	97%	837	0.89
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,354	1.43
Camden Buckingham	Richardson	TX	1997	919	464	96%	862	0.94
Camden Centreport	Ft. Worth	TX	1997	911	268	95%	854	0.94
Camden Cimarron	Irving	TX	1992	772	286	97%	875	1.13
Camden Design District (1)	Dallas	TX	2009	939	355	95%	1,170	1.25
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	985	1.06
Camden Gardens	Dallas	TX	1983	652	256	96%	599	0.92
Camden Glen Lakes	Dallas	TX	1979	877	424	96%	801	0.91
Camden Legacy Creek	Plano	TX	1995	831	240	97%	914	1.10
Camden Legacy Park	Plano	TX	1996	871	276	97%	932	1.07
Camden Panther Creek (1)	Frisco	TX	2009	946	295	94%	969	1.02
Camden Riverwalk (1)	Grapevine	TX	2008	982	600	95%	1,188	1.21
Camden Springs	Dallas	TX	1987	713	304	97%	609	0.85
Camden Valley Park	Irving	TX	1986	743	516	96%	796	1.07
Camden Westview	Lewisville	TX	1983	697	335	94%	654	0.94
Total Dallas/Ft. Worth	16	Properties		872	6,456	96%	929	1.07

CAMDEN	COMMUNITY TABLE
Community Statistics as of 06/30/12

(Unaudited)							2Q12 Avg
			Year Placed	Average	Apartment	2Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Baytown	Baytown	TX	1999	844	272	98%	828	0.98
Camden City Centre	Houston	TX	2007	932	379	97%	1,402	1.50
Camden Cypress Creek (1)	Cypress	TX	2009	993	310	95%	1,067	1.07
Camden Downs at Cinco Ranch (1)	Katy	TX	2004	1,075	318	97%	1,070	0.99
Camden Grand Harbor (1)	Katy	TX	2008	959	300	97%	1,004	1.05
Camden Greenway	Houston	TX	1999	861	756	97%	1,129	1.31
Camden Heights (1)	Houston	TX	2004	927	352	97%	1,270	1.37
Camden Holly Springs	Houston	TX	1999	934	548	97%	962	1.03
Camden Lakemont (1)	Richmond	TX	2007	904	312	97%	870	0.96
Camden Midtown	Houston	TX	1999	844	337	98%	1,376	1.63
Camden Northpointe (1)	Tomball	TX	2008	940	384	95%	946	1.01
Camden Oak Crest	Houston	TX	2003	870	364	97%	879	1.01
Camden Park	Houston	TX	1995	866	288	96%	832	0.96
Camden Piney Point (1)	Houston	TX	2004	919	318	96%	1,054	1.15
Camden Plaza	Houston	TX	2007	915	271	97%	1,362	1.49
Camden Royal Oaks	Houston	TX	2006	923	236	89%	1,180	1.28
Camden Royal Oaks II (2)	Houston	TX	2012	1,054	104	Lease-up	1,421	1.35
Camden Spring Creek (1)	Spring	TX	2004	1,080	304	96%	999	0.93
Camden Steeplechase	Houston	TX	1982	748	290	93%	684	0.91
Camden Stonebridge	Houston	TX	1993	845	204	97%	860	1.02
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	893	0.97
Camden Travis Street (1)	Houston	TX	2010	819	253	99%	1,385	1.69
Camden Vanderbilt	Houston	TX	1996/1997	863	894	97%	1,212	1.40
Camden Whispering Oaks	Houston	TX	2008	934	274	98%	1,044	1.12
Camden Woodson Park (1)	Houston	TX	2008	916	248	98%	983	1.07
Camden Yorktown (1)	Houston	TX	2008	995	306	95%	967	0.97
Total Houston	26	Properties		911	9,002	97%	1,069	1.17

Camden Braun Station (1)	San Antonio	TX	2006	827	240	95%	824	1.00
Camden Westover Hills (1)	San Antonio	TX	2010	959	288	95%	1,056	1.09
Total San Antonio	2	Properties		899	528	95%	950	1.05

TOTAL TEXAS	58	Properties		878	20,965	96%	993	1.13

TOTAL PROPERTIES	199	Properties		931	67,694	95%	$1,022	$1.10

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of June 30, 2012 are excluded from total occupancy numbers.
(3)	Miramar is a student housing community which is excluded from total occupancy numbers.